UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2015

Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Novus Robotics, Inc., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective December 11, 2015, the Company has engaged Fruci & Associates LLC ("Fruci") as its principal independent registered public accounting firm, which includes audit of the financial statements for fiscal year ended December 31, 2015. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The Company also reports in this Current Report on Form 8-K filed with the Securities and Exchange Commission the dismissal of BF Borgers CPA PC ("Borgers") as its previous principal independent registered public accounting firm effective December 11, 2015. The report of Borgers on the Company's financial statements for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's last fiscal year ended December 31, 2014, and during the subsequent period through to the date of Borger's dismissal, there were no disagreements between the Company and Borgers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference thereto in its reports.

The Company has provided Borgers with a copy of this Current Report on Form 8-K and has requested that Borgers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Borgers agrees with the statements made in this Current Report on Form 8-K with respect to Borgers and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Borgers wherein he has confirmed his agreement to the Company's disclosures in this Current Report with respect to Borgers, a copy of which is attached hereto as Exhibit 16.1.

In connection with the Company's appointment of Fruci as the Company's principal registered accounting firm at this time, the Company has not consulted Fruci on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years (December 31, 2014 and December 31, 2013) and subsequent interim period through the date of engagement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Ben Borgers P.C. dated December 17, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

DATE: December 17, 2015	By:	/s/ Bernardino Paolucci
Name: Bernardino Paolucci
Title: President/Chief Executive Officer